UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 11, 2009

CBL & ASSOCIATES PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12494	62-154718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 500, 2030 Hamilton Place Blvd, Chattanooga, TN 37421
(Address of principal executive office, including zip code)

(423) 855-0001
(Registrant’s telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)           At a meeting held on December 11, 2009, the Board of Directors of CBL & Associates Properties, Inc. (the “Company”) approved the promotion of Stephen D. Lebovitz, who has served as President and Secretary of the Company since 1999, to the position of President and Chief Executive Officer of the Company, effective January 1, 2010.  Additional information concerning Stephen Lebovitz is incorporated herein by reference from those sections of the Company’s Proxy Statement for its 2009 Annual Meeting of Stockholders entitled “Directors and Executive Officers” and “Certain Relationships and Related Person Transactions.”  The Company’s current Chairman and Chief Executive Officer, Charles B. Lebovitz, will continue to serve as executive Chairman of the Board of Directors, maintaining an integral role in the Company’s ongoing operations and leadership.

(e)           On December 11, 2009, the Company’s Board of Directors also approved a Company-wide NOI Growth Incentive Plan for the 2010 calendar year, applicable to all full-time employees who are employed with the Company throughout the period commencing January 1, 2010 and ending on the date of any payout under the plan (anticipated to occur in February 2011).  Under this plan, each participating employee will be eligible to receive an incentive payment equal to 5% of their 2010 base salaries (excluding all other bonuses or incentives of any type) for each full 1% growth in the Company’s same-center 2010 Portfolio Net Operating Income (NOI) over 2009 actual Portfolio NOI.  Same-center Portfolio NOI, and the associated growth percentage for purposes of this plan, will be measured as reported for GAAP purposes in the Company’s financial statements, and partial percentage point increases will not be counted in determining the amount of any incentive payout.  Since incentive payments under this plan will only be triggered if the Company realizes incremental positive improvements in 2010 Portfolio NOI, they will not be subject to the Company’s previously announced decision that all other annual employee bonuses will be subject to a 50% reduction in light of current economic conditions and the Company’s ongoing cost containment policies.

The following table illustrates the potential incentive payments under this plan, for each full 1% growth in the Company’s same-center 2010 Portfolio Net Operating Income, to the three individuals who currently qualify as “named executive officers” of the Company pursuant to Item 402(a)(3) of Securities and Exchange Commission Regulation S-K:

Name:	Title Effective January 1, 2010:	Base Salary:	Potential 5% Bonus for Each 1% Growth in 2010 Same-Center Portfolio NOI:
Charles B. Lebovitz	Chairman of the Board of Directors	$592,833	$29,642
John N. Foy	Vice Chairman of the Board, Chief Financial Officer, Secretary and Treasurer	$526,320	$26,316
Stephen D. Lebovitz	Director, President and Chief Executive Officer	$525,000	$26,250

Item 7.01	Regulation FD Disclosure.

In conjunction with the promotion of Stephen D. Lebovitz from his present position as President and Secretary of the Company to the positions of President and Chief Executive Officer, the Board of Directors also determined that John N. Foy, currently Vice Chairman of the Board of Directors, Chief Financial Officer and Treasurer of the Company will be promoted by assuming the role of Secretary of the Company, in addition to his current executive positions, effective January 1, 2010.  The Board also approved the following additional senior executive promotions, all to be effective January 1, 2010:

•	Michael I. Lebovitz, currently Chief Development Officer – Senior Vice President of the Company, will be promoted to the position of Executive Vice President – Development and Administration.

•	Farzana K. Mitchell, currently Senior Vice President – Finance of the Company, will be promoted to the position of Executive Vice President – Finance.

•	Augustus N. Stephas, currently Chief Operating Officer – Senior Vice President of the Company, will be promoted to the position of Executive Vice President – Chief Operating Officer.

The Company’s press release announcing these executive promotions is included as an exhibit to this report.

Item 9.01	Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired

Not applicable

(b)           Pro Forma Financial Information

Not applicable

(c)           Exhibits

Exhibit Number	Description
99.1	Press Release – CBL Announces Stephen D. Lebovitz Appointed Chief Executive Officer

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               CBL & ASSOCIATES PROPERTIES, INC.

/s/ John N. Foy
                                                                       John N. Foy
                                                 Vice Chairman, Chief Financial Officer
                       and Treasurer

Date: December 14, 2009